Chart’s Expanded Carbon Capture Offering February 2, 2021 Exhibit 99.2

Forward Looking Statements Certain statements made in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements include statements concerning the Company’s business plans, including statements regarding completed acquisitions, cost synergies and efficiency savings, objectives, future orders, revenues, margins, earnings or performance, liquidity and cash flow, capital expenditures, business trends, governmental initiatives, including executive orders and other information that is not historical in nature.  Forward-looking statements may be identified by terminology such as "may," "will," "should," "could," "expects," "anticipates," "believes," "projects," "forecasts," “outlook,” “guidance,” "continue," “target,” or the negative of such terms or comparable terminology. Forward-looking statements contained in this presentation or in other statements made by the Company are made based on management's expectations and beliefs concerning future events impacting the Company and are subject to uncertainties and factors relating to the Company's operations and business environment, all of which are difficult to predict and many of which are beyond the Company's control, that could cause the Company's actual results to differ materially from those matters expressed or implied by forward-looking statements.  Factors that could cause the Company’s actual results to differ materially from those described in the forward-looking statements include: the Company’s ability to successfully integrate recent acquisitions and achieve the anticipated revenue, earnings, accretion and other benefits from these acquisitions; risks relating to the recent outbreak and continued uncertainty associated with the coronavirus (COVID-19) and the other factors discussed in Item 1A (Risk Factors) in the Company’s most recent Annual Report on Form 10-K filed with the SEC and Quarterly Reports on Form 10-Q, which should be reviewed carefully.  The Company undertakes no obligation to update or revise any forward-looking statement. © 2021 Chart Industries, Inc. Confidential and Proprietary

Chart’s Strategic Investment / Partnering Approach 2020 Development Agreement for LH2 automotive Completed master supply agreement Acquisition of cryogenic and H2 trailer business 30M Euro investment with commercial MOU Acquisition of water treatment business Investment in Canadian H2 integrator Acquisition of SES, carbon capture technology 2018 / 2019 Divestiture of cryobio product line to Cryoport for $320M cash 2018: Acquires VRV 2018: Acquires Skaff Cryogenics 2018: Completes BAHX capacity expansion in La Crosse, WI 2018: Divestiture of oxygen concentrator business 2019: Acquisition of Air-X-Changers 2021 Brings access to: (1) customers and commercial projects that could not be accessed without significant organic investment (2) geographies that otherwise could not readily be accessed due to lack of product experience in the region, certification requirements, or government funding and relationships. $15M Investment and commercial MOU in carbon capture integration and technology © 2021 Chart Industries, Inc. Confidential and Proprietary

Interlinkages of Clean Chart Products are Prominent 2020 Chart Industries Investor Day

HOW IS IT CAPTURED? Capture technologies allow the separation of carbon dioxide from gases produced in electricity generation and industrial processes by one of three methods: pre-combustion capture, post-combustion capture and oxyfuel combustion. The captured CO2 is liquefied and pumped to pressure prior to entering the pipeline. Carbon Capture Process WHERE DOES IT GO? Captured CO2 is injected into a storage pipeline to send the CO2 to underground storage reserves. These are typically depleted oil reserves, coal beds, saline aquifers and salt caverns. CO2 is also used in Enhanced Oil Recovery (EOR) as well as fuel manufacturing. If the CO2 is high enough quality, it can also be used in the merchant market for food and beverage purposes. © 2021 Chart Industries, Inc. Confidential and Proprietary

Types of CO2 Applications We Supply

Cooler By Design.

Food & Beverage

- CarboMax tanks for microbrewing and onsite brew pubs
- Food freezing
- Convenience stores and national restaurant chains doing national upgrades



Concrete Curing

- PM 6000 HP tanks are perfect for the application
- Multiple channels
- Reduces curing time and cost for concrete pouring



Vaccine Storage

- Storage equipment at the front end of supply chain
- Work with dry ice
- Utilized in the dry ice mfg equipment, removing us from the chain of liability



Cannabis

- Election resulted in additional states legalizing marijuana
- COVID driving growth
- CarboMax 750 works well for CO2 enhanced atmospheric growing



Others

- pH control for swimming pools, fitness centers, etc.
- Die cooling
- Dry ice pellets for fire fighting



© 2021 Chart Industries, Inc. Confidential and Proprietary
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Chart's Carbon and Direct Air Capture Capabilities

LIQUID AIR STORAGE



DIRECT AIR CAPTURE




COLDBOX
BAHX
AIR COOLERS
STORAGE TANKS
TRANSPORT CARRIERS
DOSERS, PIPE

Post Combustion CO2 Capture

- Cryogenic process that delivers high purity liquid CO2 ready for transport and use
- Amine process using adsorption to deliver gaseous CO2

Direct Air Capture

- Removal of CO2 directly from the atmosphere
- Uses air cooled heat exchangers as contactor surface to capture CO2 from air stream
- Air coolers are the most significant part of these projects

© 2021 Chart Industries, Inc. Confidential and Proprietary
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Svante Capture Economics First Generation Technologies Svante Solid Sorbent Average size range of Industrial Plants (ie. Cement, SMR) Net-Zero Pledge CO2 storage $5-10/tonne 45Q Voluntary Consumer Price on Carbon About Svante: Established in 2007 80 employees Headquartered in Vancouver, Canada CEO - Claude Letourneau Focus on building a CO2 marketplace Source: Svante Inc. estimates, IRS, public disclosures © 2021 Chart Industries, Inc. Confidential and Proprietary

Svante Has Low Capex Cost… …Chart and SES Have High Purity and Small Equipment Footprint… Air Coolers Chart’s small footprint for air cooled heat exchangers Svante’s solid sorbent technology is industrial scale, low CAPEX and available today Replacing large chemical solvent towers with a single piece of compact equipment, a 50% reduction in capital costs is achieved compared to first generation approaches Opportunity to integrate Svante technology with SES CCC process in order to produce a pressured, high-purity CO2 product stream at low cost. © 2021 Chart Industries, Inc. Confidential and Proprietary

Significant Intellectual Property in Chart, SES and Investment in Svante Creates Further Differentiation Chart equipment can be used in both Svante and SES carbon capture applications: SMR systems BAHX Cold Boxes Cryogenic tanks VIP Instrumentation Controls 44 SES U.S. issued patents 17 SES U.S. patents pending Additional 20 patents issued internationally Building a CO2 Marketplace Proprietary Equipment & Manufacturing 〉130 patents worldwide 82% of Chart’s products & solutions have intellectual property associated with them © 2021 Chart Industries, Inc. Confidential and Proprietary

Svante Focuses on Three Areas for Industrialization Natural Gas 13 projects with start ups by 2025 6 individual customers Cement & Lime 9 projects with start ups by 2025 5 individual customers SMR Blue Hydrogen 5 projects with start ups by 2025 5 individual customers © 2021 Chart Industries, Inc. Confidential and Proprietary

Expanded CCUS Project Opportunity Set… Now! 30 Ton Per Day Canadian Plant at Husky Energy Operating since 2019 Pipeline of 27 Potential Commercial Projects Three projects targeted to be completed by 2024 Canada 30 ton per day (optimization) California 25 ton per day (commission 2022) Colorado 5,000 TPD (shovel ready end-2023)

Commercial MOU Between Chart and Svante © 2021 Chart Industries, Inc. Confidential and Proprietary Svante Value Added Reseller Relationship with Chart Svante Preferred O&M Supplier Program Joint Development Agreement with Svante, SES and Chart to develop integrated solution to make high purity CO2 product (99%+) Collaboration for Demonstration Projects

Chart’s Strong Earnings and Cash Generation Continues November 30, 2020 December 31, 2020 © 2021 Chart Industries, Inc. Confidential and Proprietary

Chart's Specialty Markets Keep Growing

Water Treatment

700M

- Improving water quality and wastewater reuse utilize liquid oxygen and CO_2 in purification process

Drivers of Size Opportunity

- Regulation on water treatment
- Population growth

Over The Road Trucking

750M

- LNG as alternative fuel to diesel for heavy duty vehicles
- HLNG vehicle tanks for onboard heavy-duty trucks
- HLH2 onboard tanks in development

Drivers of Size Opportunity

- Regulations in EU
- Reduced engine noise while addressing emission reduction

Hydrogen

1100M

- H2 vehicle fueling stations, transport equipment and liquefaction storage at H2 production sites
- H2 storage and mobility equipment
- BAHX for H2 liquefaction

Drivers of Size Opportunity

- Buildout of hydrogen fueling infrastructure
- Development of "green hydrogen" economy
- Government stimulus packages
- Brand name fast followers

Food & Beverage

500M

- Food preservation equipment
- Nitrogen dosing equipment

Drivers of Size Opportunity

- Nitro-beverage changeover
- National and global chains
- Brand name fast followers

Carbon & Direct Air Capture

600M

- Air cooled heat exchangers
- Storage tanks
- BAHX and cold boxes

Drivers of Size Opportunity

- Carbon emissions reductions targets
- CO_2 supply shortage

Cannabis

250M

- Liquid CO_2 storage and supply / delivery systems
- Used in grow houses, CBD oil extraction and packaging

Drivers of Size Opportunity

- Legalization of cannabis
- Regulatory approval for CBD.

Molecules By Rail

200M

- Gas By Rail tender cars approved for use

Drivers of Size Opportunity

- Legalization of LNG by rail in the U.S.
- Expected growth in EU

Industrial Lasers

200M

- High purity liquid nitrogen (gas assist) provides a faster cut and superior edge, free of impurities

Drivers of Size Opportunity

- Uptime requirements in manufacturing
- Reducing steps in production

Space

200M

- Cryogenic liquid propellants are used as fuel for rocket propulsion

Drivers of Size Opportunity

- Proliferation of private space travel industry

© 2021 Chart Industries, Inc. Confidential and Proprietary
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December 31, 2020 Record GTLS Backlog

CHART
Cooler By Design.

Former External Reporting Segmentation

December 31, 2020 Backlog Record?	
Total Chart	✓
D&S East	✓
D&S West	✓
E&C Cryo	
E&C FinFan	✓

Current External Reporting Segmentation

December 31, 2020 Backlog Record?	
Total Chart	✓
Cryo Tank Solutions	✓
Heat Transfer	
Repair, Service, Leasing	
Specialty Products	✓

December 31, 2020 Backlog Record?	
Specialty Products	✓
Hydrogen	✓
HLNG Vehicle Tanks	✓
Water Treatment	✓
Food & Beverage	✓

Fourth quarter and full year 2020 results will be discussed on Chart's earnings call on February 18, 2021

© 2021 Chart Industries, Inc. Confidential and Proprietary
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